Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Net operating loss carryforwards	$ 6,633	$ 4,192
Location contracts acquired	4,699	1,887
Other	260	1,032
Total deferred tax assets	11,592	7,111
Deferred tax liabilities:
Property and equipment	24,568	16,006
Deferred tax liabilities, net	$ (12,976)	$ (8,895)